UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




      Date of report (Date of earliest event reported):  January 22, 2001




                         LASALLE HOTEL PROPERTIES
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




   Maryland                    1-14045                   36-4219376
---------------         -----------------------       --------------------
(State or other         (Commission File Number)      (IRS Employer
jurisdiction of                                       Identification No.)
incorporation
or organization)




   4800 Montgomery Lane, Suite M25,
   Bethesda, MD                                               20814
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:  301/941-1500




                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)










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


ITEM 9.  REGULATION FD DISCLOSURE

      LaSalle Hotel Properties will host a conference call to discuss the Company's results for the Fourth Quarter 2000 earnings and its outlook for 2001.

     The conference call will take place on Wednesday, January 24, 2001 at 10:00 a.m. Eastern Time (ET).

     To participate in the conference call, please take the following steps:

      1. Reserve a line for the conference call with Susan Wojciechowski by Tuesday, January 23 by calling +1 301-941-1504.

      2. On Wednesday, January 24 dial +1 719-457-2633 approximately ten minutes before the call begins (9:50 a.m. ET);

      3. Tell the operator that you are calling for LaSalle Hotel Properties' Fourth Quarter 2000 Earnings Conference Call;

      4. State your full name and company affiliation and you will be connected to the call.

     Additionally, replays of the conference call will be available by telephone from 1:00 p.m., ET, Wednesday, January 24 until 12:00 midnight ET, Friday, January 26. To access the replay, please dial +1 719-457-0820 and request reservation number 717885.



     NOTE: The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. This is not an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

































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


                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 22, 2001             LASALLE HOTEL PROPERTIES



                                    By:   /s/ HANS S. WEGER
                                          ------------------------------
                                          Hans S. Weger
                                          Executive Vice President,
                                          Treasurer and
                                          Chief Financial Officer


















































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